SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 24, 2009
Date of Report (Date of earliest event reported)

New Energy Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-127953
(Commission File Number)

59-3509694
(I.R.S. Employer Identification No.)

3905 National Drive
Suite 110
Burtonsville, Maryland 20866
(\Address of principal executive offices)

1050 Connecticut Avenue, NW
Washington, DC 20036
(Former Address of principal executive offices)

(800) 213-0689
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1. Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On June 24, 2009 the Company entered into an employment agreement with Mr. Meetesh V. Patel, its Chief Executive Officer, President and Chief Financial Officer. Mr. Patel is also a director of the Company.

     Pursuant to the terms of the Employment Agreement Mr. Patel has agreed to continue to serve in the capacity of the Company’s Chief Executive Officer, President and Chief Financial Officer and in consideration thereof he will be:

  paid an aggregate annual salary of $150,000 payable in 24 equal bimonthly installments of $6,250;
  paid a stipend of $1,200 per month during the term of the Employment Agreement to cover medical insurance premiums until such time as the Company can provide an alternative medical insurance plan; and
  reimbursed for reasonable travel and other out-of-pocket expenses necessarily incurred in the performance of his duties.

     The Employment Agreement provides that Mr. Patel’s employment by the Company is “at-will employment” and may be terminated by Mr. Patel or the Company at any time, with or without cause, and for any reason whatsoever, upon written notice to the other. In the event of the termination of Mr. Patel’s employment by the Company or by Mr. Patel for any reason whatsoever, then as of the date of the termination of such employment as set forth in the applicable notice thereof Mr. Patel shall no longer be entitled to (i) any salary compensation or (ii) reimbursement of expenses under Paragraph (except for expenses incurred by you and approved by the Company prior to the date of such termination); in addition, any and all unexercised Options shall expire and shall no longer be exercisable as of the date of termination of the Employment Agreement, and, except for obligations expressly stated to survive the termination of the Employment Agreement neither party hereto shall have any further rights or obligations to the other thereunder.

     Pursuant to the Employment Agreement, Mr. Patel has also been granted options (collectively, the “Option”) to purchase up to an aggregate of 2,000,000 shares of the Company’s common stock at a price of $0.52 per share, the closing price of the Company’s common stock on the date of the execution and delivery of the employment agreement. The terms and conditions of the Option are set forth in an Option Agreement dated June 24, 2009 between the Company and Mr. Patel (the “Option Agreement”). Subject to the restrictions and earlier termination provisions set forth in the Option Agreement, the Option vests as follows:

1.    as to 500,000 shares when, to the Board’s satisfaction, all of the following items related the development, production, manufacturing, and sale any of commercially viable product have been successfully executed: (A) completion of final design and/or engineering; (B) the establishment of manufacturing facilities, whether in-house or outsourced; and (C) the initial filing of any product safety approval applications, if required, in order to allow for the commercial sale of products by the Company;

     2.    as to 500,000 shares upon commencing commercial sales of any of the Company’s products, as reported in the Company's financial statements, whether to retail customers or wholesale customers;

     3.    as to 500,000 shares upon achieving $1,000,000 in total cumulative commercial sales of the Company’s products during any six-month period of a fiscal year, as reported in the Company’s financial statements

     4.    as to 500,000 shares when, to the Board’s satisfaction, the Company enters into a favorable business partnership with a third-party commercial organization in the industry segment related to the Company’s product development and sales efforts, under any of the following conditions:

(A)	a product development relationship whereby the third-party partner makes a significant financial investment, as determined at the Board’s discretion, directed towards the development of the Company’s products; or

(B)	a product development relationship whereby the third-party partner invests significant research and development resources, as determined at the Board’s discretion, directed towards the development of the Company’s products; or

(C)	a strategic partnership with the third-party partner where, as determined at the Board’s discretion, such a partnership provides significant business advantages to the Company which it would otherwise not have, whether related to product development, commercial sales, industry position, or business reputation.

5. as to all 2,000,000 shares if and when a technology or product of the Company is acquired on favorable terms, as determined at the Board’s discretion, by a third party at a price that has been approved by shareholders and the Board, or when the Company or any of its subsidiaries is acquired on favorable terms to the Company, as determined at the Board’s discretion, by a third party at a price that has been approved by shareholders and the Board.

SECTION 2. Financial Information

None

SECTION 3. Securities and Trading Markets

None

SECTION 4. Matters Related to Accountants and Financial Statements

None

SECTION 5. Corporate Governance and Management

N/A

SECTION 6. [Reserved]

N/A.

SECTION 7. Regulation FD

Item 7.01 Regulation FD Disclosure

     Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

     Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

     On June 24, 2009 the Company issued a press release announcing that that new tests of the Company’s ultra-small solar cells for use in its transparent SolarWindow™ have demonstrated substantially superior performance over current thin-film and solar photovoltaic technologies at generating electricity from artificial light. This news release is attached as Exhibit 99.1 to this Form 8-K.

SECTION 8. Other Events

None

SECTION 9. Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits The following exhibits are furnished as part of this report:

Number 10.1	Description Employment Agreement dated June 24, 2009 between New Energy Technologies Inc. and Meetesh Patel.
10.2	Stock Option Agreement dated June 24, 2009 between New Energy Technologies Inc and Meetesh Patel.
99.1	Press Release Date June 24, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of June, 2009.

New Energy Technologies, Inc.

By: /s/ Meetesh Patel
Chief Executive Officer, President and Chief Financial Officer